Axos Financial, Inc. Fixed Income Investor Presentation September 10, 2025 NYSE: AX

2 Safe Harbor This presentation contains forward-looking statements that involve risks and uncertainties, including without limitation statements relating to Axos Financial, Inc.’s (“Axos”) financial prospects and other projections of its performance and asset quality, Axos’ deposit balances and capital ratios, Axos’ ability to continue to grow profitably and increase its business, Axos’ ability to continue to diversify its lending and deposit franchises, the anticipated timing and financial performance of other offerings, initiatives, and acquisitions, expectations of the environment in which Axos operates and projections of future performance. These forward- looking statements are made on the basis of the views and assumptions of management regarding future events and performance as of the date of this presentation. Actual results and the timing of events could differ materially from those expressed or implied in such forward-looking statements as a result of risks and uncertainties, including without limitation Axos’ ability to successfully integrate acquisitions and realize the anticipated benefits of the transactions, changes in the interest rate environment, monetary policy, inflation, tariffs, government regulation, general economic conditions, changes in the competitive marketplace, conditions in the real estate markets in which we operate, risks associated with credit quality, our ability to attract and retain deposits and access other sources of liquidity, and the outcome and effects of litigation and other factors beyond our control. These and other risks and uncertainties detailed in Axos’ periodic reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2025,scould cause actual results to differ materially from those expressed or implied in any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Axos undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. All written and oral forward-looking statements made in connection with this presentation, which are attributable to us or persons acting on Axos’ behalf are expressly qualified in their entirety by the foregoing information.

3 Safe Harbor (cont.) Certain of the information contained in this presentation may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. Except as otherwise indicated, this presentation speaks as to the date hereof. The delivery of this presentation will not, under any circumstances, create an implication that there has been no change in the affairs of the Company since the date of this presentation. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information summarized herein or made available in connection with any further investigation of the Company. The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom. You may obtain copies of documents filed by the Company with the SEC for free by visiting EDGAR on the SEC website at sec.gov or by visiting the Company’s website at investors.axosfinancial.com.

4 Strong and Experienced Management Team Candace Thiele | EVP, Chief Administrative Officer › Joined Axos Bank in 2022 › Previously served as SVP, Sales Performance Manager, Global Commercial Banking at Bank of America. Other leadership roles include operations management, marketing, strategy and enablement and merchant services. › Graduate of Pacific Coast Banking School in 2015 with honors and faculty member since 2018. B.S. from University of Southern California Andrew Micheletti | EVP, Finance › Joined Axos in 2001 and previously served as Chief Financial Officer › Previously served as Vice `President of Finance for TeleSpectrum Worldwide and CFO of Linsco / Private Ledger Corp (LPL Financial) › B.S. from San Diego State University Raymond Matsumoto | EVP & Chief Operating Officer › Previously served as EVP and Chief Administrative Officer at CIT Group › Also held executive positions at OneWest Bank and Indymac Bank › Spent 18 years as a CPA with KPMG › B.S. in Accounting and Finance from UC Berkeley Thomas Constantine | EVP & Chief Credit Officer › Chief Credit Officer of Axos Bank since 2010 › Previously served as senior examiner with the Office of Thrift Supervision (OTS) › 31+ years of banking and financial services experience › B.A. in Business Economics, with an accounting emphasis, from UC Santa Barbara Eshel Bar-Adon | EVP, Strategic Partnerships and Chief Legal Officer › Previously served as EVP and Chief Legal Officer of Seneca One Finance › Also served as SVP for Transactional Affairs and Corporate Counsel at Stone Street Capital › JD from Georgetown University and B.A. with honors from the University of Texas, Austin John Tolla | EVP, Chief Risk Officer › Joined Axos Bank in 2013 › Previously held leadership roles at BearingPoint and Booz Allen with focus on regulatory compliance, strategy, process improvement, and risk management › Received JD in 2006 and MBA in 2007 Brian Swanson | President, Head of Consumer Bank › Joined Axos Bank in 2010 › Previously served as Vice President at Bank of America in Home Loans Division › 15+ years of lending and banking experience › MBA in Operations Management from Cal State East Bay and B.S. in Management of Information Systems at San Diego State University David Park | President, Head of Commercial Bank › Previously served as EVP and Head of Commercial Banking at Banc of California › Also held various roles in 10 years at City National Bank › MBA in Finance from University of Southern California, and B.S. in Economics at UC Irvine Michael Watson| EVP, Head of Axos Securities › Joined Axos Bank in 2021 › Previously held leadership roles at TD Ameritrade and LPL Financial with an emphasis on strategy, product management, sales, and relationship management. › MBA from SC Johnson College of Business at Cornell University and BBA from Isenberg School of Management at the University of Massachusetts Amherst Greg Garrabrants | President & CEO › President and CEO of Axos Bank since 2007 › Previously served as an investment banker, management consultant, and attorney for over 15 years › JD from the Northwestern University School of Law and his MBA from Kellogg Graduate School of Management at Northwestern University Derrick Walsh | EVP & Chief Financial Officer › Chief Financial Officer of Axos Bank since 2021 and joined in 2013 › Previously led SEC & Regulatory Reporting department at LPL Financial › Accounting and Business double major with a concentration in Finance from University of Richmond

5 Axos Financial Overview Note 1: Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. For the Fiscal Year Ended ($ Millions) 6/30/2025 Market Data as of 9/5/2025 Market Capitalization $5,127.6 Price / Tangible Book Value per Share(1) 2.04 x Dividend Yield 0.0 % Selected Balance Sheet Data Total Assets $24,783.1 Net Loans 21,049.6 Allowance for Credit Losses 290.0 Total Deposits 20,829.5 Total Stockholders' Equity 2,680.7 Performance Ratios and Other Data ROAA 1.82 % ROAE 17.30 Net Interest Margin 4.90 Net Interest Margin - Banking Segment Only 4.95 Efficiency Ratio 46.84 Efficiency Ratio - Banking Segment Only 40.80 Asset Quality Metrics NCOs / Average Loans 0.13 % NPLs / Loans 0.79 NPAs / Assets 0.71 ACL / Loans HFI 1.36 ACL / NPLs 170.23 Capital Ratios TCE / TA1 10.23 % CET1 Ratio 12.52 Leverage Ratio 10.73 Tier 1 Capital 12.52 Total Capital 15.28 Axos Financial, Inc. › Axos Financial, Inc. was founded in 1999 and is a customer-focused diversified financial services company headquartered in Las Vegas, Nevada › Axos Bank provides consumer and commercial banking products and services through its digital online and mobile banking platforms, low-cost distribution channels, and affinity partners › Our client-centric, technology-enabled services model provides secure and scalable banking, clearing and custody, and investment advisory solutions to retail and business customers › We offer deposit and lending products to customers nationwide including consumer and business checking, savings, and time deposit accounts and single family and multifamily residential mortgages, commercial real estate mortgages and loans, fund and lender finance loans, asset-based loans, auto loans, retail and floor plan marine loans, and other consumer loans

6 › Diverse mix of assets, deposits, and fee income reduces risk and provides multiple growth opportunities in varying environments › Asset-based lending at low loan-to-values has resulted in low historical credit losses › Differentiated retail digital strategy from “online savings banks” or fin-tech competitors › Structural cost advantage vs. traditional banks › New business initiatives generate incremental growth › Direct-to-consumer and securities clearing and custody businesses provide differentiated sources of growth › Technology synergies among divisions reduce overall client acquisition and servicing costs Investment Thesis Axos Financial’s Three Divisions Provide the Foundation for Sustained Long-term Growth Consumer Banking Commercial Banking Securities

7 Customer Acquisition Sales Servicing Distribution › Digital Marketing › Affinity and Distribution Partners › Data mining/target feeding direct marketing › Cross-selling › Automated fulfillment › Inbound call center sales › Outbound call center sales › Minimal outside sales › Significant inside sales › Self-service › Digital journey › Direct banker (call center) › Balance sheet › Whole loan sales options › Securitization Data Driven Insight Integrated Customer Experience Digital Marketing Digitally Enabled Operations Next-Gen Technology Core Digital Capabilities Axos’ Business Model is Differentiated From Other Banks

8 Diversified Sources of Lending, Deposits and Fee Income Consumer Banking Commercial Banking Securities Lending › Auto Lending › Single-Family Mortgages › Personal Unsecured › Asset-Based Lending › C&I Lending › Commercial Real Estate Specialty Lending › Equipment Finance › Fund Finance › Lender Finance › Multifamily › Margin Lending › Securities Lending › SBLOCs Deposits › Checking › Savings › Money Market › CDs › Bundled Products › Cash and Treasury Mgmt. › HOA › Axos Fiduciary Services › Business Management › Payment Processing › Cash Sweeps › Money Market Fee Income › Mortgage Banking › Banking Fees › FX › Prepayment Fees › Clearing Fees › Custody Fees › Mutual Fund/ETF Fees › Commissions › Investment Mgmt. Fees Technology › Universal Digital Bank › ACE (Cash and TM) › Zenith (Business Management) › Unity (Fiduciary Services) › Liberty › Axos Professional Workstation (APW)

9 Axos Bank Peer Group1 Percentile ROAA 1.55% 0.69% 89% Return on Equity 14.62% 6.40% 92% NIE/Avg Assets 2.09% 2.41% 30% Net Interest Income/Avg Assets 4.68% 2.79% 96% Efficiency Ratio 43.45% 72.46% 6% Source: Uniform Bank Performance Report (UBPR) as of June 30, 2025; data retrieved July 30, 2025. Note 1: Peer group is all savings banks with assets greater than $1 billion for quarter ended June 30, 2025. Axos Bank is a Top Performer Versus Bank Peer Group The 92% on ROE means that Axos Bank outperformed 92% of all banks in its peer group. The 6% efficiency ratio ranking means that only 6% of banks in its peer group have lower expenses in comparison to their revenues.

10 Over 15 Years of Profitable Growth Net Income has continued to grow throughout multiple economic cycles $4 $7 $21 $21 $29 $40 $56 $83 $119 $135 $152 $155 $183 $216 $241 $307 $450 $433 - 50 100 150 200 250 300 350 400 450 500 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 ($M) Net Income Note: Company uses a June 30 fiscal year-end.

11 Asset Quality Built to Withstand Economic Cycles 0.06% 0.19% 0.19% 0.23% 0.12% 0.36% 0.14% 0.04% 0.03% (0.01%) 0.01% 0.02% 0.06% 0.08% 0.07% 0.02% 0.04% 0.05% 0.13% 1.09% 0.77% 0.52% 0.55% 0.43% 0.35% 0.43% 0.50% 0.68% 1.07% 0.68% 0.47% 0.51% 0.71% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 NCOs / Avg. Assets With HRB NCOs / Avg. Assets Without HRB NPAs / Assets Company uses a June 30 fiscal year-end. Note: The Company partnered with H&R Block Bank (HRB) to provide HRB branded financial services products. The partnership was terminated on December 8, 2020. *For 2015, there were no co-branded HRB products. **On July 1, 2020, the Company adopted ASC 326, current expected credit loss (CECL). ***

12 Credit Investor Highlights Note 1: CAGR calculated using EPS and book value for the fiscal year ended June 30, 2020 and for the fiscal year ended June 30, 2025. Experienced and “cycle-tested” management team ❑ Track record of credit discipline, risk management and profitability Differentiated digital platform ❑ Fully digital, no branch model provides structural cost advantages over traditional banks ❑ Built to capitalize on digital financial services adoption Strong credit performance ❑ Underlying credit culture of low-LTV, real estate secured lending (99% of loans backed by hard assets) ❑ Senior position in all lender finance and commercial specialty RE loans with capital support from sponsors and junior partners Deposit diversification and growth ❑ Continued core deposit transformation and liquidity management ❑ 32% checking and other demand deposits, as of June 30, 2025 ❑ Optionality with ~$1.5 billion of deposits from Axos Securities that can provide significant fee income Healthy capital position and capital generation through earnings ❑ Tier 1 capital ratio of 12.52%, tier 1 leverage ratio of 10.73% and total capital ratio of 15.28% ❑ Superior profitability (20.0% CAGR in EPS) that fueled a 18.2% CAGR in book value in the last five years1 ❑ ROAA of 1.82% and ROAE of 17.30% for the fiscal year ended June 30, 2025 Corporate ratings profile ❑ BBB+ Kroll

13 Loan Portfolio and Credit Quality

14 Loan Growth by Category $ Millions SF Warehouse Lending Multifamily Small Balance Commercial Jumbo Mortgage Asset-Based and Cash Flow Lending Lender Finance Non-RE Capital Call Facilities Auto Unsecured/OD Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Commercial & Industrial Non-RE Loans Q4 FY25 Q3 FY25 Inc (Mar) $ 3,786 $ 3,697 $ 89 609 498 111 1,729 2,059 (330) 1,212 1,281 (69) 5,713 5,371 342 1,224 985 239 2,567 2,519 48 2,633 2,317 316 1,596 1,555 41 430 400 30 52 46 6 1 1 — $ 21,552 $ 20,729 $ 823 Lender Finance RE CRE Specialty Other Auto & Consumer

15 Diverse Real Estate Mortgage Loans Real Estate Backed Loans by State Total Real Estate Loans: $14.3B As of June 30, 2025 Real Estate Backed Loans by Type Southern CA 29% Northern CA 7% NY 28% FL 12% TX 6% NJ 3% NV 2% Other 13% Single Family $4,395 31% Multifamily $1,729 12% Other CRE $1,212 8% CRESL & Construction $5,713 40% Lender Finance RE $1,224 9% $ Millions

16 CRE Specialty Breakout CRE Specialty $ Millions Total CRE Specialty: $5.7B As of June 30, 2025 Multifamily $1,561 27% SFR $1,229 22% Office $389 7% Hotel $880 15% Retail $162 3% Industrial $1,183 21% Other $309 5%

17 Commercial Real Estate Specialty1 Detail as of June 30, 2025 62% of total Commercial Real Estate Specialty balance at June 30, 2025 is indirect note structures where Axos has first payment priority; these loans carry a weighted-average LTV of 47%. Below is a breakdown of the stage of the properties underlying the CRES loans: Note 1: Includes Commercial Real Estate Specialty loan portfolio only Loan Type Balance (mm) Weighted Avg. LTV Construction $ 2,618 44 % Bridge 1,959 47 Stabilized 933 57 Pre-development 203 44 Total $ 5,713 46%

18 Single Family Mortgage & Warehouse Allowance for Credit Losses (ACL) by Loan Category as of June 30, 2025 $ Millions Multifamily & Commercial Mortgage Commercial Real Estate Commercial & Industrial Non-RE Loans Loan Balance ACL ACL %1 1 $ 4,395 $ 12 0.3% 2,941 26 0.9% 6,937 114 1.6% 6,796 122 1.8% 483 16 3.3% $ 21,552 $ 290 1.3 % Auto & Consumer Note 1: ACL % is based on gross unpaid principal balance

19 Change in Allowance for Credit Losses (ACL) & Unfunded Loan Commitments Reserve (UCL) ($ in millions) ACL + UCL ACL + UCL (9.0) (3.1)1.0

20 Holistic Credit Risk Management What We Do Loan Life Cycle Utilize a holistic credit-risk management framework to manage and monitor credit quality at each stage of the loan life cycle, and leverage specialized Credit Tools to optimize monitoring and reporting capabilities Set Appetite Originations Portfolio Management Reporting Special Assets Credit Monitoring & Oversight Axos Credit Objectives Example of Credit Tools › Board of Directors › Annual Strategic Plan › Corporate Governance › Policies & Approval Authorities Note: Credit Tools list is a sampling and is not purported to be comprehensive.     Establish Credit Framework and Culture Safe Growth Monitor Assets Throughout Life Cycle Data-Driven Decision Making Mitigate Problem Loans

21 Deposit Strategy

22 Deposit Growth in Checking, Business, and Savings Was Achieved While Transforming the Mix of Deposits June 30, 2013 Total Deposits = $2.1 billion June 30, 2025 Total Deposits = $20.8 billion Checking and other demand deposits Savings Time deposits Checking/Demand Growth (6/2013 - 6/2025) = 1584% Savings Growth (6/2013 - 6/2025) = 1939% Checking and other demand deposits Savings Time deposits

23 Axos Deposits Have National Reach With Customers in Every State Customer Base and Deposit Volume is Well Distributed Throughout the United States

24 Diversified Deposit Gathering Approximately 90% of deposits are FDIC-insured or collateralized › Serves approximately 30% of U.S. Chapter 7 bankruptcy trustees in exclusive relationship › Software allows servicing of SEC receivers and non-chapter 7 cases › Full service digital banking, wealth management, and securities trading › White-label banking › Business banking with simple suite of cash management services › HOA and property management › Business management and entertainment › Title and escrow companies › 1031 exchange firms › Broker-dealer client cash › Broker-dealer reserve accounts › Full service treasury/cash management › Team enhancements and geographic expansion › Bank and securities cross-sell Fiduciary Services $1.1B Consumer Direct $11.6B Specialty Deposits $2.2B Distribution Partners $0.4B Axos Securities $1.0B1 Small Business Banking $0.6B Commercial & Treasury Management $3.9B Diversified Deposit Gathering Business Lines Deposit balances as of June 30, 2025. Note 1: Excludes approximately $450 million of off-balance sheet deposits.

25 Diverse Fee Income Services

26 Non-Interest Income Growth and Diversification Year Ended June 30, 2019 Three Months Ended June 30, 2025 Securities Segment Fee Income2 (6/2019 – 6/2025) = 556% Total Non-Interest Income = $82.9 million Total Non-Interest Income = $165.1 million1 Note 1: Represents annualized quarterly June 30, 2025 data Note 2: Includes advisory fee income from AAS business, which was acquired August 2, 2021

27 › Leadership team with more than 100 years combined industry experience. › Proprietary front- and back-end technologies for advisors and broker- dealers. › Axos Advisor Services is the 7th largest RIA custodian in the U.S. › More than $35 billion in Clearing Services client assets under custody and/or administration. Three Months Ended June 30, 2025 Three Months Ended June 30, 2019 Axos Clearing and Custody Highlights Custody $ — Clearing Fees & Execution 5,442,487 Cash Sorting 2,198,140 Margin Lending 3,040,793 Securities Lending 880,751 Net Interest Income (30,406) Net Revenues $ 11,531,765 Custody $ 7,749,487 Clearing Fees & Execution 6,666,263 Cash Sorting 14,954,010 Margin Lending 3,999,096 Securities Lending 2,101,870 Net Interest Income 1,183,427 Net Revenues $ 36,654,153

28 Axos Advisor Services (AAS) At A Glance Liberty Provides a Comprehensive Turnkey Platform Automatic Reconciliation Serving 214 RIAs1 ($1M+ AUC) ~$30B Assets Under Custody Small RIAs 2% of Total AUC Advisors with <$25M in AUC Traditional RIAs 43% of Total AUC Gathers and manages assets, works directly with investor TAMPs 55% of Total AUC Turnkey Asset Management Platform, relies on Reps to gather assets and maintain relationship with investor Data as of June 30, 2025 Note 1: 257 total advisors on Liberty platform; advisors with <$1M AUC comprise <$9M in total assets; there are 9 non-AAS RIAs not on Liberty at Axos Clearing

29 Secular Industry Trends Provide Opportunities for Axos › RIAs need to reduce costs and streamline back-office ops › Automation frees up time/resources for client interactions › Axos to provide bundled securities clearing, custody and banking services › Target small & medium-sized RIAs and IBDs that large custodians do not serve well › Axos to provide succession-based and M&A financing to RIAs and IBDs › Nationwide footprint and industry focus are competitive advantages › Axos offers direct-to-consumer self-directed trading and robo-advisory solutions; will offer private label robo-advisory solutions to independent RIAs Fee Compression for Active and Passive Investment Managers Digitization of Wealth Management Aging Advisor Population is Driving Consolidation and Succession Planning Advisors are Leaving Wirehouses to Become Independent Advisors

Axos Securities Roadmap Past Present Future 2018 - 2022 2023 - 2025 2026+ People • Learning new skills within the current business vertical (Adaptable, Siloed) Processes • Leveraging technology for efficiencies / outsourcing low value tasks (Enhanced Accuracy, Better Resource Utilization) Technology • Home-grown bi- furcated technology (Duplicative, Confusing) People • Broad growth in competence and knowledge (Collaborative, Aligned, Client-Centric) Processes • Digital transformation that drives automation and scalability (Data-Driven, AI, Machine Learning, Agile) Technology • Entitlement-based single pane of glass tech & open architecture data solution(s) meet clients where they are at (Innovative, Differentiated, Flexible) People • Highly skilled in the business segment(s) being served (Uncertainty, frustration) Processes • Operational inefficiencies (high cost, inflexible) Technology • Closed ecosystem technology and dependent on 3rd party solutions Leverage expertise and technologies in clearing and custody to serve a broader client base 30

31 Interest Rate Management and Liquidity

32 Interest Rate Sensitivity (3.20%) (2.90%) 0.00% 4.20% 8.40% -200 bps -100 bps Base +100 bps +200 bps Net Interest Income Impact1 Note 1: Reflects estimated percentage change in net interest income in 12 months following June 30, 2025; reflects immediate rate change for illustrative purposes.

Interest Coverage and Double Leverage

($000)	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025	
Total Investment in subsidiaries	$1,445,015	$1,854,563	$2,127,712	$2,460,910	$2,830,500	
Consolidated equity	1,400,936	1,642,973	1,917,159	2,290,596	2,680,677	
Double leverage ratio	103%	113%	111%	107%	106%	
Interest Coverage						
Earnings:						
Income from continuing operations before taxes	$ 305,743	$ 339,959	$ 431,744	$ 635,481	$ 613,395	
(+) Interest on Borrowings, Subordinated Notes & Debentures and Other	18,592	18,950	34,536	23,608	19,940	
Earnings available to cover interest on other borrowings (net of deposit interest expense)	324,335	358,909	466,280	659,089	633,335	A
(+) Interest on deposits	60,529	33,620	339,481	670,570	667,753	
Earnings available to cover interest on deposits and other borrowings	$ 384,864	$ 392,529	$ 805,761	$1,329,659	$1,301,088	B
Interest Expense:						
Interest on Borrowings, Subordinated Notes & Debentures and Other	$ 18,592	$ 18,950	$ 34,536	$ 23,608	$ 19,940	
Interest expense on other borrowings (excluding interest on deposits)	18,592	18,950	34,536	23,608	19,940	C
Interest on deposits	60,529	33,620	339,481	670,570	667,753	
Interest expense, including interest on deposits	$ 79,121	$ 52,570	$ 374,017	$ 694,178	$ 687,693	D
Interest coverage on other borrowings (excluding deposit interest expense) - A / C	**17.44x**	**18.94x**	**13.50x**	**27.92x**	**31.76x**	
Interest coverage on deposits and other borrowings - B / D	**4.86x**	**7.47x**	**2.15x**	**1.92x**	**1.89x**	

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34 Appendix

Evolving Capabilities of the UDB Platform

UDB offers a growing set of products, capabilities and integrations

UDB 1.0 → UDB 2.0 → White Label UDB

Products + Features

- Banking: Axos deposit products
- Borrowing: Axos loan products
- Investing: Managed Portfolios, Self Directed Trading
- Planning: Account Aggregation, PFM, Credit Monitoring

Segments

- Co-branded Wealth Management
- Small Business Banking

Enablers

- Personalized Offers + Content
- SSO to Enrollment Portals
- Universal Enrollment: Single, digital point of sale

35

36 Operational Productivity Initiatives Automation/Straight-Through Processing Low-Code Development Artificial Intelligence Offshoring • Axos Professional Workstation (APW) development • Code refresh for AAS’ advisor platforms: ALF and Liberty • New feature and platform development for Axos Invest/SDT • QC of various legal documents and contracts • Streamline various credit and portfolio management functions (i.e. appraisal reviews) • Automate additional risk and compliance monitoring tasks • Commercial spreading and manual credit underwriting tasks to ABC/Acuity • Zenith bookkeeping support and journal entries • Accounts payable and other accounting functions • Leverage APIs to streamline workflows for clients on front end in new commercial deposit platform (ACE) • Abstract authentication and entitlements out of core to make it more scalable and customizable

37 Ratings Profile Entity Type Rating Outlook Axos Financial, Inc. Senior Unsecured Debt BBB+ Stable Subordinated Debt BBB Stable Short-Term Debt K2 Axos Bank Deposit A- Stable Senior Unsecured Debt A- Stable Subordinated Debt BBB+ Stable Short-Term Deposit K2 Short-Term Debt K2 Kroll Ratings (as of 1/31/2025)

38 Company uses a June 30 fiscal year-end. Efficient Operations and Stable Margins Lead to Superior Profitability Return on Average Assets Return on Average Equity Efficiency Ratio 47.48% 48.88% 49.52% 49.54% 43.59% 46.84% 2020 2021 2022 2023 2024 2025 1.53% 1.52% 1.57% 1.64% 2.08% 1.82% 2020 2021 2022 2023 2024 2025 15.65% 16.51% 15.61% 17.22% 21.64% 17.30% 2020 2021 2022 2023 2024 2025 4.12% 3.92% 4.13% 4.35% 4.62% 4.90% 0.08% 0.08% 0.26% 5.08% 5.33% 4.33% 2020 2021 2022 2023 2024 2025 NIM Fed Funds Rate Net Interest Margin

Select Financials

axos

	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025
Selected Balance Sheet Data ($ Millions)						
Total Assets	$13,851.9	$14,265.6	$17,401.2	$20,348.5	$22,855.3	$24,783.1
Net Loans	10,631.3	11,414.8	14,091.1	16,456.7	19,231.4	21,049.6
Loans Held for Sale, at Fair Value	52.0	29.8	5.0	23.2	16.5	10.0
Allowance for Credit Losses	75.8	133.0	148.6	166.7	260.5	290.0
Securities	187.7	189.3	264.3	233.1	142.0	66.7
Total Deposits	11,336.7	10,815.8	13,946.4	17,123.1	19,359.2	20,829.5
Advances from the FHLB	242.5	353.5	117.5	90.0	90.0	60.0
Borrowings	235.8	221.4	445.2	361.8	325.7	312.7
Total Stockholders' Equity	1,230.8	1,400.9	1,643.0	1,917.2	2,290.6	2,680.7
Selected Income Statement Data						
Net Interest Income	$477.6	$538.7	$607.2	$783.1	$961.4	$1,127.8
Provision for Loan and Lease Losses	42.3	23.5	23.8	24.3	32.5	55.7
Non-Interest Income	103.0	105.3	113.4	120.5	222.7	131.1
Non-Interest Expense	275.7	314.8	356.8	447.6	516.1	589.7
Net Income	183.4	215.7	240.7	307.2	450.0	432.9
Per Common Share Data						
Diluted EPS	$2.98	$3.56	$3.97	$5.07	$7.66	$7.43
Adjusted Earnings per Common Share (Non-GAAP)[1]	3.10	3.68	4.23	5.39	6.74	7.50
Book Value Per Common Share	20.56	23.62	27.48	32.53	40.26	47.46
Tangible Book Value per Common Share (Non-GAAP)[1]	18.28	21.36	24.45	29.51	37.26	44.60
Performance Ratios and Other Data						
ROAA	1.53 %	1.52 %	1.57 %	1.64 %	2.08 %	1.82
ROAE	15.65	16.51	15.61	17.22	21.64	17.30
Interest Rate Spread	3.65	3.70	3.91	3.44	3.62	3.97
Net Interest Margin	4.12	3.92	4.13	4.35	4.62	4.90
Net Interest Margin - Banking Segment Only	4.19	4.11	4.36	4.48	4.68	4.95
Efficiency Ratio	47.48	48.88	49.52	49.54	43.59	46.84
Efficiency Ratio - Banking Segment Only	39.79	42.00	40.81	47.82	38.42	40.80
Asset Quality Metrics						
NCOs / Average Loans	0.23 %	0.12 %	0.02 %	0.04 %	0.05 %	0.13
NPLs / Loans	0.82	1.26	0.83	0.52	0.57	0.79
NPAs / Assets	0.68	1.07	0.68	0.47	0.51	0.71
ALLL / Loans HFI	0.71	1.15	1.04	1.00	1.34	1.36
ALLL / NPLs	86.20	91.57	125.74	191.23	229.84	170.23
Capital Ratios						
TCE / TA[1]	7.94 %	8.97 %	8.49 %	8.62 %	9.35 %	10.23
CET1 Ratio	11.22	11.36	9.86	10.94	12.01	12.52
Leverage Ratio	8.97	8.82	9.25	8.96	9.43	10.73
Tier 1 Capital	11.27	11.36	9.86	10.94	12.01	12.52
Total Capital	12.64	13.78	12.73	13.82	14.84	15.28

Note 1: Adjusted (non-GAAP) metrics. See Non-GAAP Reconciliation for the closest applicable GAAP metrics.

39

Non-GAAP Reconciliation

$ Millions, except per share data	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025
Total common equity (GAAP)	$1,225.8	$1,400.9	$1,643.0	$1,917.2	$2,290.6	$2,680.7
Less goodwill and other intangible assets	125.4	116.0	156.4	152.1	141.8	134.5
Less mortgage servicing rights, carried at fair value	10.7	17.9	25.2	25.4	28.9	27.2
Tangible Common Equity (Non-GAAP)	**$1,089.7**	**$1,267.0**	**$1,461.4**	**$1,739.6**	**$2,119.9**	**$2,519.0**
Total Assets (GAAP)	$13,851.9	$14,265.6	$17,401.2	$20,348.5	$22,855.3	$24,783.1
Less goodwill and other intangible assets	125.4	116.0	156.4	152.1	141.8	134.5
Less mortgage servicing rights, carried at fair value	10.7	17.9	25.2	25.4	28.9	27.2
Tangible Assets (Non-GAAP)	**$13,715.8**	**$14,131.7**	**$17,219.5**	**$20,170.9**	**$22,684.6**	**$24,621.4**
Common shares outstanding (000)	**59,613**	**59,318**	**59,778**	**58,943**	**56,895**	**56,484**
Diluted Common Shares Outstanding (000)	**61,438**	**60,520**	**60,611**	**60,567**	**58,726**	**58,241**
Book value per common share (GAAP)	**$20.56**	**$23.62**	**$27.48**	**$32.53**	**$40.26**	**$47.46**
Net Income (GAAP)	$183.4	$215.7	$240.7	$307.2	$450.0	$432.9
FDIC Loan Purchase - Gain on Purchase	-	-	-	-	($92.4)	-
FDIC Loan Purchase - Provision for Credit Losses	-	-	-	-	$4.6	-
Acquisition-related costs	10.1	9.8	11.4	10.9	10.8	7.4
Other costs[1]	-	-	$11.0	16.0	-	($1.9)
Income taxes	(3.0)	(2.9)	(6.5)	(7.8)	22.4	(1.6)
Adjusted earnings (Non-GAAP)	**$190.5**	**$222.6**	**$256.5**	**$326.3**	**$395.5**	**$436.8**
Tangible book value per common share (Non-GAAP)	$18.28	$21.36	$24.45	$29.51	$37.26	$44.60
Tangible common equity to tangible assets (Non-GAAP)	7.94%	8.97%	8.49%	8.62%	9.35%	10.23%
Adjusted EPS (Non-GAAP)	$3.10	$3.68	$4.23	$5.39	$6.74	$7.50
Market data as of 9/5/2025						
Stock Price						$90.78
Price / Tangible Book Value						2.04x

Note 1: Other costs for the fiscal year ended 2025 primarily reflects the payment of a legal judgment at an amount less than previously accrued and for the fiscal year ended June 30, 2023 reflects the original accrual for such legal judgment. For the fiscal year ended 2022 primarily reflects one-time resolution of a contractual claim.

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41 Greg Garrabrants, President and CEO Derrick Walsh, EVP and CFO investors@axosfinancial.com www.axosfinancial.com Johnny Lai, SVP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@axosfinancial.com Contact Information